STATE OF ALABAMA

COUNTY OF MADISON

                NONSTATUTORY STOCK OPTION AGREEMENT

     THIS  NONSTATUTORY  STOCK  OPTION  AGREEMENT  (hereinafter "Option" or

"Agreement"),  is  made  as  of  this  1st day of December,  1995,  between

BancAlabama,  Inc.,  a  Delaware one bank holding  corporation  having  its principal office in Huntsville,  Alabama (the "Corporation"), and Robert E.

DeNeefe (the "Participant"), WITNESSETH AS FOLLOWS:

                          R E C I T A L S

     WHEREAS,  the Corporation has  adopted  the  1989  Nonstatutory  Stock

Option Plan (the "Plan"); and

     WHEREAS, the  Corporation  considers  it  desirable  and  in  the best interests  of  the  Corporation  for  certain  employees  to  be  given  an inducement  to acquire a proprietary interest in the Corporation under this

Plan and for  the Participant to be given an added incentive to advance the interests of the Corporation; and

     WHEREAS, the  Board  of Directors (hereinafter "Board") has determined to grant to Robert E. DeNeefe the Options described in this Agreement under the terms provided in this  Agreement  pursuant  to the Corporation's Plan;

and

     WHEREAS, the Board and the Corporation intend  that  the stock options granted under Section Two of this Agreement shall be Options  as  that term is defined in the 1989 Nonstatutory Stock Option Plan.

     NOW,  THEREFORE,  in  consideration  of the foregoing premises, it  is agreed as follows:

                            SECTION ONE

                            DEFINITIONS

     Unless the context clearly indicates otherwise,  for  purposes of this

Agreement, all terms used herein have the respective meanings  set forth in the 1989 Nonstatutory Stock Option Plan.

                            SECTION TWO

                               GRANT

     (a)   The Corporation hereby irrevocably grants to the Participant, in the  manner and subject to the conditions hereinafter provided, the  right,

privilege,  and  option  (hereinafter  the "Option") to purchase all or any part of an aggregate of ten thousand (10,000) shares of the $1.00 par value

Common  Stock of the Corporation on the terms  and  conditions  herein  set forth.  This  option  is  granted  pursuant  to  the provisions of the 1989

Nonstatutory Stock Option Plan.

     (b)   The Option Price of such shares shall be ELEVEN DOLLARS ($11.00)

per share.

                           SECTION THREE

            TIME OF EXERCISE OF INCENTIVE STOCK OPTION

     (a)   The  Stock  Options  granted  pursuant  to Section  Two  may  be exercised  by the Participant any time on or after the  date  hereof  until termination of the option as set forth in Section Four hereof.

     (b)   The  Stock  Options shall be exercised by the Participant giving written notice directed  to  the  Corporation  at  its  principal  place of business, accompanied by a check or other appropriate form of payment in an amount  equal  to  the  per  share  purchase price described in Section Two

hereof,  multiplied  by  the  number  of  shares   of  Common  Stock  which

Participant  desires  to purchase hereunder; provided,  however,  that  the minimum number of shares in the Option that may be exercised is one hundred

(100).   Upon  receipt of  such  written  notice  and  a  check  (or  other appropriate form of payment) in the proper amount, the Corporation shall make immediate delivery of stock certificates representing the shares of

Common Stock which Participant desires to purchase hereunder.

                           SECTION FOUR

                            TERMINATION

     Any Option granted pursuant to this Agreement, or portion  thereof, to the extent that it has not been previously exercised, shall terminate  upon the earliest to occur of:

     (a)   the expiration of the option period, such period to begin on the date hereof, and to end on the tenth anniversary of the date hereof;

     (b)   the expiration of one year after the Participant ceases to be an employee  of  the  Corporation due to the Permanent and Total Disability of

the Participant;

     (c)   the expiration  of  three months after the Participant ceases to be an employee of the Corporation due to the death of the Participant;

     (d)   the  expiration  of  three   months  after  the  date  on  which

Participant ceases to be continuously employed  by  the Corporation for any reason other than Disability or death.

                           SECTION FIVE

                      ACCELERATION OF OPTIONS

     (a)   Notwithstanding anything herein to the contrary, in the event of the occurrence of any transaction described in Section Five (b) immediately below,  all  Options  granted  herein shall become exercisable  immediately prior to or concurrently with the  transaction so described in Section Five

(b), to the extent such Options have not previously been exercised.

     (b)   Transactions which shall  give  rise  to the acceleration of the exercisability of Options under Section Five (a) immediately  above include the following:

           (i)   any dissolution or liquidation of the Corporation;

          (ii)   any merger, consolidation, or other combination  involving

the   Corporation   whether   or  not  the  Corporation  is  the  surviving

corporation;

         (iii)   any agreement  or  agreements with any individual entities or  entities acting in concert approved  by  the  Corporation  to  elect  a majority  of  the directors of the Corporation, or both, to sell (A) all or substantially all  of  the  assets  of the Corporation, or (B) a sufficient number of shares of voting stock of the  Corporation to elect a majority of the Board of Directors (including without  limitation  tendering  shares of stock pursuant to a tender offer);

           (iv)  the  termination  of  the Participant's employment without cause.

                            SECTION SIX

                             TRANSFER

     This Option may not be transferred  except  by  will  or  the  laws of descent and distribution.  Further, the Option may be exercised only by the

Participant  during  his lifetime.  More particularly, but without limiting the  generality  of  the  foregoing,  this  Option  may  not  be  assigned,

transferred (except as  noted  herein),  pledged or hypothecated in any way

(whether by operation of law or otherwise),  and  shall  not  be subject to

execution,  attachment,  or  similar  process.   Any  attempted assignment,

transfer,  pledge,  hypothecation,  or  other  disposition  of  the  Option contrary  to  the  provisions  hereof,  and  the levy of any attachment  or similar process on the Option, shall be null and void and without effect.

                           SECTION SEVEN

                            ADJUSTMENTS

     (a)   In the event of (i) any dividend payable  in  shares  of  common stock  of  the  Corporation;  (ii)  any recapitalization, reclassification,

split up or consolidation of, or other  change  in  the common stock of the

Corporation; or (iii) any exchange of the outstanding shares of common stock of the Corporation, in connection with a merger, consolidation or other  reorganization  of or involving BancAlabama,  Inc.,  or  a  sale  by

BancAlabama, Inc., of all  or  a  substantial  portion of its assets, for a different  number  or  class  of  shares of stock or  other  securities  of

BancAlabama, Inc., or for shares of  stock or other securities of any other corporation; then the Board shall, in  such  manner as it shall deem in its sole discretion, appropriately adjust the number  and  class  of  shares or other securities which shall be subject to this Option.  In no event  shall this provision be interpreted or used to devalue options granted under this

Plan.  Any such adjustment made by the Board shall be final, conclusive and binding  upon  all persons, including, without limitation, the Corporation,

the shareholders  and  directors  of the Corporation and any persons having any interest in such Stock Option.

     (b)   Except  as  provided in Section  Seven  (a)  immediately  above,

issuance by the Corporation  of  shares of stock of any class or securities convertible into shares of any class shall not affect this Option.

                           SECTION EIGHT

                     INVESTMENT REPRESENTATION

     To  the extent reasonably necessary  to  assure  compliance  with  all

applicable   securities   laws,  upon  demand  by  the  Board  for  such  a

representation, the Participant  (or  his Beneficiary) shall deliver to the

Board  at  the time of any exercise of an  option  or  portion  thereof  or settlement of  stock  appreciation rights or dividend equivalents a written representation that the  shares to be acquired upon such exercise are to be acquired  for  investment and  not  for  resale  or  with  a  view  to  the

distribution thereof.   Upon  such  demand, delivery of such representation

prior to the delivery of any shares issued  upon  exercise of an option and prior to the expiration of the option period shall be a condition precedent to  the  right  of  the Participant or such other person  to  purchase  any shares.

                           SECTION NINE

                       DEATH OF PARTICIPANT

     Subject to Section  Four  hereof  and  the limitations provided in the

1989  Nonstatutory  Stock Option Plan, in the event  of  the  Participant's death, the Option may  be  exercised  by  the  legal  representative of the estate  of  the  Participant  or  by  the  person  or persons to  whom  the

Participant's rights under the Option shall pass by  will  or  the  laws of descent and distribution.

                            SECTION TEN

           NOTICE OF EXERCISE; ISSUANCE OF CERTIFICATES

     Subject to the terms and conditions of this Agreement, the Option  may be  exercised by written notice to the Corporation, at its principal office in Huntsville,  Alabama,  directed to the attention of the Secretary of the

Board  of Directors.  Such notice  shall  state  the  following:   (a)  the

election  to  exercise  the  Option; (b) the number of shares in respect of which the Option is being exercised;  (c) a representation and agreement by the person or persons so exercising the  Option  that such shares are being purchased for investment and not with a view to the  distribution or resale thereof  in the form of an Investment Letter which is attached  hereto  and incorporated  herein  by reference; and (d) the signatures of the person or

persons so exercising the  Option.   Such  notice shall be accompanied by a

certified or bank cashier's check payable to  the  order of the Corporation for the full purchase price of the shares in respect of which the Option is being exercised.  The certificate or certificates representing  the  shares shall  be  issued  and delivered by the  Corporation as soon as practicable after receipt of the  notice and payment.  Such certificate or certificates shall be registered in  the name of the person or persons so exercising the

Option or, if the Option  shall be exercised by the Participant, and if the

Participant shall so request  in the notice exercising the Option, shall be registered in the name of the Participant and another person jointly, with right of survivorship, and shall be delivered to or on the written order of the person or persons exercising such number  and  kind  of  shares and the price per share subject to outstanding options.

                          SECTION ELEVEN

                        GENERAL PROVISIONS

     (a)   BINDING  EFFECT  AND  ASSIGNMENT.  This Option shall be  binding upon and shall inure to the benefit of the heirs, personal representatives,

assignees,   transferees   and   successors    of   the   parties   hereto.

Notwithstanding  the foregoing, and subject to Section  Nine  hereof,  this

Agreement shall not  be  assigned or transferred by the Participant without first obtaining the prior written consent of the Corporation.

     (b)   GOVERNING LAW.   This  Option  shall  be construed in accordance

with and shall be governed by the laws of the State of Delaware.

     (c)   NOTICES.   Any  notice  or  other  communication   required   or

permitted to be made or given hereunder shall be sufficiently made or given if  sent  by  certified mail addressed to the Participant at his address as set forth in the regular books and records of the Corporation and if to the

Corporation, addressed to it at its principal offices.

     IN WITNESS  WHEREOF,  the  Corporation  has  caused  this Option to be executed in its name and behalf by its undersigned officer, duly authorized hereunto, and Participant has hereunto set his hand, both in  duplicate, on this 1st day of December, 1995.

                                    BANCALABAMA, INC.
                                    a Delaware corporation


                                    By      Williams R. Collins
                                    -------------------------------------
                                    Its Chief Executive Officer
ATTEST:  Jean D. Snead
        ----------------------
          Its Secretary
                                    Robert E. DeNeefe
                                    ------------------------------------
                                    Robert E. DeNeefe

                                             "PARTICIPANT"

STATE OF ALABAMA
COUNTY OF MADISON

     I, the undersigned, a Notary Public, in and for said County, in said State, hereby certify that William R. Collins, whose name as Chief Executive Officer of BancAlabama, Inc., a Delaware corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this date that being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said Corporation.

     GIVEN  under  my  hand  and   official   seal   this   1st   day   of
December, 1995.


                             Mary M. Wolfe
                             ____________________________________
                             Notary Public
                             My Commission Expires: 05-06-96



STATE OF ALABAMA
COUNTY OF MADISON

     I, the undersigned, a Notary Public, in and for said County, in said State, hereby certify that Robert E. DeNeefe, whose name is signed to the foregoing instrument, and who is known to me, acknowledged before me on this date that being informed of the contents of the instrument, he executed the same voluntarily on the day the same bears date.

     GIVEN under my hand and official seal this 1st day of December, 1995.


                             Mary M. Wolfe
                             ____________________________________
                             Notary Public
                             My Commission Expires:  05-06-96